UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 3, 2021

Date of Report (Date of earliest event reported)

American Finance Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York	10019 (Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value per share	AFIN	The Nasdaq Global Select Market

7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AFINP	The Nasdaq Global Select Market

7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AFINO	The Nasdaq Global Select Market

Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 3, 2021, AFN ABSPROP001, LLC, AFN ABSPROP001-A, LLC, AFN ABSPROP001-B, LLC (together with AFN ABSPROP001, LLC and AFN ABSPROP001-A, LLC, the “Existing Issuers”), AFN ABSPROP002, LLC, AFN ABSPROP002-A, LLC, AFN ABSPROP002-B, LLC and AFN ABSPROP002-C, LLC (the “New Issuers” and together with the Existing Issuers, the “Issuers”) completed the issuance of $318,000,000 aggregate principal amount of Net-Lease Mortgage Notes, Series 2021-1, Class A-1 (the “Class A-1 (AAA) Notes”), Net-Lease Mortgage Notes, Series 2021-1, Class A-2 (the “Class A-2 (AAA) Notes”), Net-Lease Mortgage Notes, Series 2021-1, Class A-3 (the “Class A-3 (A) Notes”), Net-Lease Mortgage Notes, Series 2021-1, Class A-4 (the “Class A-4 (A) Notes” and, together with the Class A-1 (AAA) Notes, the Class A-2 (AAA) Notes and the Class A-3 (A) Notes, the “Class A Notes”), Net-Lease Mortgage Notes, Series 2021-1, Class B-1 (the “Class B-1 (BBB) Notes”), and Net-Lease Mortgage Notes, Series 2021-1, Class B-2 (the “Class B-2 (BBB) Notes” and, together with the Class B-1 (BBB) Notes, the “Class B Notes”) (the Class A Notes and the Class B Notes together, the “Notes”). Each of the Issuers is a Delaware limited liability company and a wholly owned, special purpose, bankruptcy-remote subsidiary of the operating partnership, American Finance Operating Partnership, L.P. (the “Operating Partnership”), of American Finance Trust, Inc. (the “Company”).

The Operating Partnership and the Issuers entered into a Note Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC (the “Initial Purchaser”), pursuant to which the Issuers sold the Notes to the Initial Purchaser in reliance on certain exemptions from registration under the Securities Act and upon certain representations and warranties made by the Initial Purchaser in the Purchase Agreement. The Purchase Agreement also contained customary representations, warranties and agreements by the Operating Partnership and the Issuers. The Initial Purchaser sold the Notes to either “qualified institutional investors” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to “non-U.S. Persons” (as defined in Regulation S under the Securities Act) outside the United States in offshore transactions in reliance on Regulation S under the Securities Act, in each case in transactions exempt from the registration requirements of the Securities Act.

The Notes

The Notes were issued in six classes, Class A-1 (AAA), Class A-2 (AAA), Class A-3 (A), Class A-4 (A), Class B-1 (BBB) and Class B-2 (BBB). The Class A-1 (AAA) Notes are rated AAA (sf) by Standard & Poors and are comprised of $55,000,000 initial principal amount of Notes with an anticipated repayment date in May 2028 and an interest rate of 2.21%. The Class A-2 (AAA) Notes are rated AAA (sf) by Standard & Poors comprised of $95,000,000 initial principal amount of Notes with an anticipated repayment date in May 2031 and an interest rate of 2.79%. The Class A-3 (A) Notes are rated A (sf) by Standard & Poors comprised of $35,000,000 initial principal amount of Notes with an anticipated repayment date in May 2028 and an interest rate of 3.03%. The Class A-4 (A) Notes are rated A (sf) by Standard & Poors comprised of $55,000,000 initial principal amount of Notes with an anticipated repayment date in May 2031 and an interest rate of 3.60%. The Class B-1 (BBB) Notes are rated BBB (sf) by Standard & Poors comprised of $30,000,000 initial principal amount of Notes with an anticipated repayment date in May 2028 and an interest rate of 4.02%. The Class B-2 (BBB) Notes are rated BBB (sf) by Standard & Poors comprised of $48,000,000 initial principal amount of Notes with an anticipated repayment date in May 2031 and an interest rate of 4.58%. The Notes may be redeemed at any time prior to their anticipated repayment date subject to payment of a make-whole premium. If any class of Notes is not paid in full at its respective anticipated repayment date, additional interest will begin to accrue on those Notes. The Notes have a rated final payment date in May 2051. The Class B Notes will initially be retained by the Operating Partnership, but may be sold to unaffiliated third parties in the future.

The collateral pool for the Notes and the existing notes is comprised of 357 of the Company’s double- and triple-net leased single tenant properties, together with the related leases and certain other rights and interests. 17 of such properties were owned by the New Issuers prior to the closing date, 136 of such properties were transferred to the New Issuers in connection with the issuance of the Notes, and 204 of such Properties were already owned by the Existing Issuers and securing the existing notes. The net proceeds from the sale of the Notes were used to repay $74.6 million in indebtedness secured by mortgages on 101 individual properties and $80.1 million that was outstanding under the Company’s existing revolving credit facility. Approximately $75.0 million of the remaining net proceeds are available to the Company for general corporate purposes, including to fund acquisitions. A total of 153 properties were added as part of the collateral pool securing the Notes, which are comprised of 108 properties which were removed from the borrowing base under the Company’s existing revolving credit facility (reducing availability under the facility), 41 properties previously secured by mortgages and four previously unencumbered properties, two of which were recently acquired. The 357 properties that serve as part of the collateral pool for the Notes are diversified by industry as follows: gas and convenience at 28%, commercial banking at 15%, limited-service restaurants at 15%, car washes at 9%, full-service restaurants at 9%, kidney dialysis care at 9%, used car dealers at 6%, all other general merchandise stores at 3%, wholesale trade at 3%, warehouse clubs and supercenters at 2%, child day care services at 1%, pharmacies and drug stores at less than 1% and automotive parts and supply stores at less than 1%, weighted by allocated loan amount.

The Issuers may release or exchange properties from the collateral pool securing the Notes subject to various terms and conditions, including paying any applicable make-whole premium and limiting the total value of properties released or exchanged to not more than 35% of the aggregate collateral value. These conditions, including the make-whole premium, do not apply under certain circumstances, including a prepayment in an aggregate amount of up to 35% of the initial principal balance if the prepayment is funded with proceeds from qualifying deleveraging events, such as a firm commitment underwritten registered public equity offering by the Company that generates at least $75,000,000 in net proceeds.

Indenture and Indenture Supplement

The Notes were issued pursuant to a Master Indenture, dated as of May 30, 2019 (as amended by that certain Amendment No. 1 dated as of June 3, 2021, the “Indenture”), among the Issuers and Citibank, N.A. (the “Indenture Trustee”) and are governed by the Series 2019-1 Supplement to the Indenture entered into by the Existing Issuers and the Indenture Trustee as of May 30, 2019 (the “Series 2019-1 Indenture Supplement”) and the Series 2021-1 Supplement to the Indenture entered into by the Issuers and the Indenture Trustee as of June 3, 2021 (the “Series 2021-1 Indenture Supplement” and together with the Series 2019-1 Indenture Supplement, the “Indenture Supplements”). From time to time and subject to certain conditions, the Issuers or any special purpose, bankruptcy-remote affiliate of the Issuers (each, a “Co-Issuer”) may issue additional series of notes pursuant to the Indenture and any applicable series supplement thereto. The Notes and any additional series of notes will be payable solely from and secured by a security interest in the assets of the Issuers and any Co-Issuer.

Under the Indenture, the Notes are subject to events of default that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (a) the non-payment of interest or principal, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. The Notes are subject to early amortization events that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (i) the average debt service coverage ratio falling below certain levels, (ii) the occurrence of an event of default and (iii) the failure by the Issuers to repay any class of notes in full prior to the applicable anticipated repayment date. The occurrence of an early amortization event or an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes.

Each Issuer is subject to certain restrictive covenants under the Indenture including with respect to the types of business it may conduct and other customary covenants for a bankruptcy-remote special purpose entity.

Pursuant to a guaranty executed by the Operating Partnership in favor of the Indenture Trustee (the “Guaranty”), for the benefit of the Noteholders, the Operating Partnership will be liable for any loss incurred by the Indenture Trustee, on behalf of the Noteholders, arising out of or in connection with, among other matters, fraud, gross negligence, intentional destruction or waste of the properties in the collateral pool and the breach of certain representations, warranties, covenants or indemnification provisions in the Indenture concerning environmental matters.

The foregoing description is only a summary and is qualified in its entirety by the terms of the Indenture, the Series 2021-1 Indenture Supplement and the Guaranty, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 10.1, respectively, and incorporated herein by reference.

Property Management and Servicing Agreement

In connection with the issuance of the Notes, the Issuers have entered into the Amended and Restated Property Management and Servicing Agreement, dated June 3, 2021 (the “PMSA”), with the Company’s property manager, American Finance Properties, LLC, as the property manager and special servicer (the “Property Manager”), KeyBank National Association (“KeyBank”), as back-up property manager, and the Indenture Trustee. Under the PMSA, the Property Manager is responsible for servicing and administering the properties and leases securing the Notes under ordinary and special circumstances, and, as the back-up property manager, KeyBank is responsible for, among other things, maintaining current servicing records and systems concerning the assets securing the Notes in order to enable it to assume the responsibilities of the Property Manager in the event the Property Manager is no longer the property manager and special servicer. Pursuant to the PMSA, the Property Manager may also be required to make reimbursable advances of principal and interest in respect of the Notes and reimbursable servicing advances in respect of the collateral to preserve and protect value under certain circumstances.

Pursuant to the PMSA, the Issuers are required to pay the Property Manager a monthly fee equal to the product of (i) one-twelfth of 0.25%, and (ii) the lower of (a) the aggregate allocated loan amounts and (b) the aggregate collateral value of all the properties that serve as part of the collateral for the Notes, except for specially serviced properties. With respect to the specially serviced properties, the Property Manager is entitled to receive a workout fee or liquidation fee under certain circumstances based on 0.50% of applicable amounts recovered, as well as a monthly fee equal to the product of (i) one-twelfth of 0.75%, and (ii) the lower of (a) the aggregate allocated loan amounts and (b) the aggregate collateral value of all the specially serviced properties that serve as part of the collateral pool for the Notes. The Property Manager expects to retain KeyBank as a sub-manager pursuant to a separate sub-management agreement pursuant to which KeyBank would provide certain services the Property Manager is required to provide as property manager under the PMSA. Under the PMSA, the Property Manager has agreed to waive (i) the portion of the monthly fee related to the properties that are not specially serviced that is in excess of the amount to be paid to KeyBank as sub-manager pursuant to the sub-management agreement, (ii) the workout fee, (iii) the liquidation fee and (iv) the monthly fee related to the properties that are specially serviced, although the Property Manager retains the right to revoke these waivers at any time. The Property Manager is also entitled to receive additional servicing compensation related to certain fees and penalties under the leases it is responsible for under the PMSA.

The services provided by the Property Manager with respect to the double- and triple-net leased single tenant properties in the collateral pool and related property management fees are separate and independent from the property management services the Property Manager has provided and will continue to provide with respect to those properties pursuant to an existing property management and leasing agreement among the Property Manager, the Company and the Operating Partnership (the “Net Lease PMA”). The relationships between the Company, on the one hand, and the Property Manager and its affiliates (including without limitation the Company’s external advisor, American Finance Advisors, LLC), and related transactions, including the Net Lease PMA, are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 26, 2021 and other filings with the Securities and Exchange Commission made by the Company.

The foregoing description is only a summary and is qualified in its entirety by the terms of the PMSA, which is attached to this Current Report on Form 8-K as Exhibit 10.2, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 7.01.	Regulation FD.

On June 4, 2021, the Company issued a press release announcing the closing of the issuance of the Notes and a presentation summarizing the terms thereof. A copy of this press release and presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. This information, including the information contained in the press release and presentation, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Forward-Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Form 10-K for the year ended December 31, 2020 filed on February 25, 2021 and all other filings with the Securities and Exchange Commission after that date, as such risks, uncertainties and other important factors may be updated from time to time in Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Master Indenture, dated as of May 30, 2019, as amended by that certain Amendment No. 1 dated as of June 3, 2021, by and among AFN ABSPROP001, LLC, AFN ABSPROP001-A, LLC, AFN ABSPROP001-B, LLC, AFN ABSPROP002, LLC, AFN ABSPROP002-A, LLC, AFN ABSPROP002-B, LLC, AFN ABSPROP002-C, LLC and Citibank, N.A., as indenture trustee.

4.2	Series 2021-1 Indenture Supplement, dated as of June 3, 2021, by and among AFN ABSPROP001, LLC, AFN ABSPROP001-A, LLC, AFN ABSPROP001-B, LLC, AFN ABSPROP002, LLC, AFN ABSPROP002-A, LLC, AFN ABSPROP002-B, LLC, AFN ABSPROP002-C, LLC and Citibank, N.A., as indenture trustee.

10.1	Amended and Restated Guaranty, dated as of June 3, 2021, by American Finance Operating Partnership, L.P. for the benefit of Citibank N.A., as indenture trustee.

10.2	Amended and Restated Property Management and Servicing Agreement, dated as of June 3, 2021, by and among AFN ABSPROP001, LLC, AFN ABSPROP001-A, LLC, AFN ABSPROP001-B, LLC, AFN ABSPROP002, LLC, AFN ABSPROP002-A, LLC, AFN ABSPROP002-B, LLC, AFN ABSPROP002-C, LLC, American Finance Properties, LLC, as property manager and special servicer, KeyBank National Association, as back-up manager, and Citibank N.A., as indenture trustee.

99.1	Press release dated June 4, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCE TRUST, INC.
Dated: June 4, 2021
	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President
(Principal Executive Officer)